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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549 _______________________________________________________________________________

FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 1, 2024
Date of Report (date of earliest event reported)
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APOGEE ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)
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Commission File Number: 0-6365

Minnesota	41-0919654
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
4400 West 78th Street – Suite 520
Minneapolis, Minnesota 55435
(Address of principal executive offices, including zip code)

(952) 835-1874
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.33 1/3 Par Value	APOG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐.
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Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers
(e)

Time-Based Restricted Stock Awards

At meetings of the Compensation Committee (the “Committee”) and Board of Directors (the “Board”) of Apogee Enterprises, Inc. (the “Company”) held on May 1, 2024, the executive officers listed below (“Executive Officers”) were awarded shares of time-based restricted stock (“Restricted Stock Awards”) in the amounts indicated:

Name	Position	Number of Shares of Restricted Stock Awarded	Fully Vested Date
Ty R. Silberhorn	Chief Executive Officer and President	19,376	April 30, 2027
Matthew J. Osberg	Chief Financial Officer	7,748	April 30, 2027
Curtis J. Dobler	Executive Vice President and Chief Human Resources Officer	3,992	April 30, 2027
Mark R. Augdahl	Chief Accounting Officer	2,751	April 30, 2027
Nicholas C. Longman	President, Architectural Framing Systems Segment	5,354	April 30, 2027
Brent C. Jewell	President, Architectural Glass Segment	4,366	April 30, 2027
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The Restricted Stock Awards for the Executive Officers were made pursuant to the shareholder-approved Apogee Enterprises, Inc. 2019 Stock Incentive Plan, as Amended and Restated (2021), (“Stock Incentive Plan”) a copy of which is on file with the Securities and Exchange Commission as Exhibit 4.5 to the Company’s Registration Statement on Form S-8 filed on June 25, 2021, which is incorporated herein by reference.

The shares of restricted stock vest in three equal annual installments commencing on May 1, 2025 (such three-year period is referred to herein as the “Restricted Period”). In the event the Executive Officer’s employment is terminated prior to the end of the Restricted Period by reason of Retirement (as defined in the form of award agreement) or involuntary termination without Cause (as defined in the form of award agreement), the Committee has the right to cause the remaining unvested shares to be accelerated as of the date of such Retirement or involuntary termination without Cause. In the event the Executive Officer’s employment is terminated prior to the end of the Restricted Period by reason of Disability (as defined in the form of award agreement) or death, the shares of restricted stock will become immediately vested in full. In the event of both a Change in Control (as defined in the Stock Incentive Plan) during the Restricted Period and the termination of the Executive Officer’s employment, either simultaneously or subsequently by the Company without Cause or by the Executive Officer for Good Reason (as defined in the form of award agreement) during the Restricted Period, the restrictions with respect to all of the shares held by the Executive Officer at the time of termination shall lapse and the shares shall immediately vest as of the date of such termination of employment.

The Restricted Stock Awards for the Executive Officers are subject to forfeiture or recoupment in accordance with the Company’s incentive compensation “clawback” policy. On May 1, 2024, the Committee approved amended forms of restricted stock agreement for restricted stock awards and restricted stock unit agreement for restricted stock unit awards under the Stock Incentive Plan to reference the Company’s clawback policy. A copy of the amended restricted stock agreement is filed as Exhibit 10.2 and a copy of the amended restricted stock unit agreement is filed as Exhibit 10.3 hereto.

The foregoing summary of the Restricted Stock Awards is subject to, and qualified in its entirety by, the full text of the amended form of award agreement incorporated herein by reference.

Performance Share Awards

At meetings of the Committee and Board held on May 1, 2024, the Executive Officers were awarded: (i) three-year cash performance awards and (ii) units (“Units”) representing the right to receive shares of common stock of the Company (collectively, the “Performance Awards”). The Performance Awards establish a three-year performance period commencing on March 2, 2024, and ending on March 1, 2027 (the “Performance Period”). The performance metrics for the Performance

Awards are cumulative adjusted diluted earnings per share and average adjusted return on invested capital over the Performance Period. These performance metrics will be adjusted proportionately to exclude certain revenue and expense amounts earned or incurred from non-routine Company activity occurring during the Performance Period. The Performance Awards represent the right to receive a cash payment and Units, each representing 50% of the Performance Award, based on the extent to which the Company achieves the threshold, target and maximum performance level of the performance metrics. The dollar amount that may actually become payable, and the number of Units that may actually become issuable, may be between 0% and 200% of the target values specified in the performance award agreement, depending on the weighting of each metric and the extent to which the threshold, target or maximum performance levels of each of the performance goals are achieved.

Participants will receive a cash payment and Units pursuant to the Performance Awards if at least one of the performance metrics are achieved at or above the threshold level. The determination of the cash payment and Unit amounts will occur as soon as practicable after the Committee determines whether, and the extent to which, the three-year performance metrics have been achieved.

In the event employment is terminated prior to the end of the Performance Period other than by reason of death, Disability or Retirement (as such terms are defined in the performance award agreement), the Performance Awards will be immediately and irrevocably forfeited. In the event employment is terminated prior to the end of the Performance Period by reason of death, Disability or Retirement, the Executive Officer or their estate, as applicable, will be entitled to receive a pro-rata payment (based on the amount of time elapsed between the beginning of the Performance Period and the date of termination) after the end of the Performance Period based on the level of achievement of the performance metrics. In the event the Executive Officer’s employment is terminated after the Performance Period by reason of death, Disability or Retirement, the Executive Officer or their estate, as applicable, will be entitled to receive, if not yet paid, the Performance Awards.

In the event of a Change in Control (as defined in the performance award agreement), the Performance Period will end on the date of the Change in Control and the award will be adjusted by the Committee in its sole discretion. If a Change in Control occurs after the Performance Period, the Company will pay any unpaid amount earned during the Performance Period.

The Unit portion of the Performance Awards were granted pursuant to the Stock Incentive Plan. The Performance Awards for Executive Officers are subject to forfeiture or recoupment in accordance with the Company’s clawback policy. The performance award agreement is on file with the Securities and Exchange Commission as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on April 26, 2021, and is incorporated herein by reference. The foregoing summary of the Performance Awards is subject to, and qualified in its entirety by, the full text of the form of award agreement incorporated herein by reference.

Executive Short-Term Incentive Plan

At meetings of the Committee and Board on May 1, 2024, the Company issued awards to the Executive Officers pursuant to the Company’s existing form of annual Executive Short-Term Incentive Plan (the “STIP”). The amount earned by a STIP participant (an “Incentive Award”) will be based on performance against performance metrics, and will be assessed, in the sole discretion of the Committee, based on metrics and weightings that are established at the beginning of each STIP year and communicated to participants. The Committee and Board determined that the metrics for the fiscal 2025 Incentive Awards will be consolidated or segment net sales and adjusted EBIT, consistent with the fiscal 2024 Incentive Awards.

In order for an Incentive Award to be earned, payable and calculable under the terms and conditions of the STIP, a minimum threshold performance must be achieved on at least one of the applicable metrics. The dollar amount that may actually become payable may be between 0% and 200% of the target values specified in the participant memorandum delivered to each participant pursuant to the STIP, depending on the extent to which the threshold, target or maximum performance levels of the performance goals are achieved.

The Incentive Awards are subject to forfeiture or recoupment in accordance with the Company’s clawback policy.

A form of memorandum setting forth the performance metrics under the STIP and the terms and conditions of the STIP are both on file with the Securities and Exchange Commission as Exhibit 10.3 and Exhibit 10.4, respectively, to the Company’s Current Report on Form 8-K filed on April 26, 2021, and incorporated herein by reference. The foregoing summaries of the memorandum and terms and conditions are subject to, and qualified in their entirety by, the full text of the forms of memorandum and terms and conditions incorporated herein by reference.

Executive Equity Deferral Program

At the meetings of the Committee and Board held on May 1, 2024, an executive equity deferral program (“Equity Deferral Program”) was approved as a sub-plan to the Stock Incentive Plan, allowing Executive Officers to defer restricted or performance-based stock awards.

By electing to receive a deferred share unit award under the Equity Deferral Program, an Executive Officer can defer receipt of all or a portion of any award. Each Executive Officer who receives a deferred share unit award in lieu of an award will receive a notional credit of deferred share units representing the deferred right to the number of restricted shares they would have received under the award. After the award vests and the number of units is determinable, an account is credited with the number of deferred share units vested. The account is also credited, as of the crediting date, with an amount equal to the dividend paid on one share of our common stock multiplied by the number of shares or units credited to each account. Executive Officers receiving a deferred share unit award may elect to receive the amounts credited to their account at a fixed date or following death or retirement from the Company. The deferred share unit awards and related accumulated dividends are paid out in the form of shares of our common stock (plus cash in lieu of fractional shares) either in a lump sum or in annual installments, at the participating Executive Officer’s election.

The obligations to make payments under the Equity Deferral Program are unsecured obligations and are subject to the claims of the Company’s general creditors. These obligations will rank equally with other unsecured indebtedness from time to time outstanding. All amounts payable to participants under the Equity Deferral Program are denominated in U.S. dollars and will be payable on the date or dates selected by each participant in accordance with the terms of the Program or on such other date or dates as specified in the Equity Deferral Program. Rights to payment under the Equity Deferral Program are not convertible into another security.

The Equity Deferral Program may be amended at any time for any reason, provided that no amendment will reduce a participant’s account balance as of the date of such amendment. In no event will the Company be responsible for any decline in a participant’s account balance as a result of the selection, discontinuation, addition, substitution, crediting or debiting of one or more investment alternatives. A participant’s rights or the rights of any other person to receive payment of deferred compensation obligations may not be sold, assigned, transferred, pledged, garnished or encumbered, except by a written designation of a beneficiary under the Equity Deferral Program.

The Executive Equity Deferral Program Under the Apogee Enterprises, Inc. 2019 Stock Incentive Plan is filed as Exhibit 10.7. The foregoing summarizes the material terms and provisions of the deferred compensation obligations. It is not a complete legal description of the deferred compensation obligations and is qualified in its entirety by reference to the Equity Deferral Program.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

10.1
Apogee Enterprises, Inc. 2019 Stock Incentive Plan, as Amended and Restated (2021) (incorporated by reference to Exhibit 4.5 to the Company’s Registration Statement on Form S-8 filed on June 25, 2021).

10.2	Amended Form of Restricted Stock Agreement under the Apogee Enterprises, Inc. 2019 Stock Incentive Plan, as Amended and Restated (2021).
10.3	Amended Form of Restricted Stock Unit Agreement under the Apogee Enterprises, Inc. 2019 Stock Incentive Plan, as Amended and Restated (2021).
10.4	Form of Performance Award Agreement (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on April 26, 2021).
10.5	Form of Executive Short-Term Incentive Plan Memorandum (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on April 26, 2021).
10.6	Executive Short-Term Incentive Plan Terms and Conditions (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed on April 26, 2021).
10.7	Executive Equity Deferral Program Under the Apogee Enterprises, Inc. 2019 Stock Incentive Plan dated May 1, 2024.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOGEE ENTERPRISES, INC.

By: /s/Meghan M. Elliott
Meghan M. Elliott
Senior Vice President,
General Counsel and Secretary

Date: May 7, 2024